EXHIBIT 99.2
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             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                      REGARDING FACTS AND CIRCUMSTANCES
                      RELATING TO EXCHANGE ACT FILINGS

   I, William T. Alldredge, principal financial officer, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Newell Rubbermaid Inc., and, except as corrected or supplemented in a subsequent covered report:

        * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        * the Annual Report on Form 10-K for the year ended December 31, 2001 of Newell Rubbermaid Inc. filed with the
             Commission;

        * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Newell Rubbermaid Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        *    any amendments to any of the foregoing.

   /s/ William T. Alldredge
   -----------------------------
   William T. Alldredge

   August 1, 2002           Subscribed and sworn to before me this 1st
                            day of August 2002.

                            /s/ Joan L. Bradford
                            ------------------------------------
                                 Notary Public

                            My Commission Expires: 3/25/05